REINSTATEMENT AGREEMENT



         THIS REINSTATEMENT AGREEMENT ("Reinstatement Agreement") is made as of this ________ day of October, 1998, by and between BENEVA SHOPS ASSOCIATES, LTD., a Florida limited partnership ("Seller"), and RRC ACQUISITIONS, INC., a Florida corporation ("Buyer").

         WHEREAS, Seller and Buyer entered into that certain Purchase and Sale Agreement dated October 21, 1997, whereby Seller agreed to sell and convey to Buyer and Buyer agreed to purchase from Seller certain real and personal property described therein, as subsequently amended by letter agreements dated December 8, 1997, December 23, 1997, December 29, 1997, January 15, 1998, and January 17, 1998 (the "Agreement"); and

         WHEREAS, the Purchase Agreement terminated in accordance with its terms on January 27, 1998, but Buyer and Seller have agreed to reinstate the Purchase Agreement and amend certain provisions thereof, as more particularly set forth herein.

         NOW, THEREFORE, in consideration of the sum of Ten and No/100 Dollars ($10.00), and other valuable consideration, the receipt of which is hereby acknowledged, Seller and Buyer acknowledge and agree as follows:

         1. Buyer and Seller hereby agree that the Purchase Agreement is hereby reinstated, subject to and in accordance with the terms and conditions of this Reinstatement Agreement. As amended and modified hereby, the Purchase Agreement is in full force and effect. In the event of a conflict between the provisions hereof and those of the Purchase Agreement, the provisions hereof shall control.

         2. The Purchase Agreement is amended and restated in its entirety as set forth in Exhibit "A" attached hereto.

         3. Buyer  hereby  assigns its interest in the  Purchase  Agreement,  as modified hereby, to RRC Acquisitions Two, Inc., a Florida corporation ("Assignee"), which assumes the obligations of Buyer under the Purchase Agreement, as modified hereby, from and after the date hereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Witnesses:                                   RRC ACQUISITIONS, INC.,
                                             a Florida corporation

Name:
                                             By:
                                             Its:

Name:                                        Date:

                                             Tax Identification No. 59-3210155

                                                              "BUYER"



                                             RRC ACQUISITIONS TWO, INC.,
                                             a Florida corporation

Name:
                                             By:
                                             Its:

Name:                                        Date:

                                             Tax Identification No. 59-3478325

                                                 "ASSIGNEE"


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

                                         BENEVA SHOPS ASSOCIATES, LTD.,
                                         a Florida limited partnership

                                         By Its General Partner:

                                         Sarasota Beneva Company, Ltd.,
                                         a Florida limited partnership

                                         By Its General Partners:

                                         RAB Holdings, Inc., a Florida
Name:                                    corporation

                                         By:
Name:                                       Richard A. Beard, III
As to RAB Holdings, Inc.                    President

                                         WRC Holdings, Inc., a Texas
Name:                                    corporation

                                         By:
Name:                                       William R. Cooper
As to WRC Holdings, Inc.                    President

                                         Tax Identification No: 75-2018292

                                               "SELLER"

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

                             JOINDER OF ESCROW AGENT


         1. Duties. Escrow Agent joins herein for the purpose of agreeing to comply with the terms hereof insofar as they apply to Escrow Agent. Escrow Agent shall receive and hold the Earnest Money Deposit in trust, to be disposed of in accordance with the provisions of this joinder and the foregoing Agreement. The Earnest Money Deposit shall be invested by Escrow Agent in an interest bearing account at First Union National Bank.

         2. Indemnity. Escrow Agent shall not be liable to either party except for claims resulting from the gross negligence or willful misconduct of Escrow Agent. If the escrow is involved in any controversy or litigation, the parties hereto shall jointly and severally indemnify and hold Escrow Agent free and harmless from and against any and all loss, cost, damage, liability or expense, including costs of reasonable attorneys' fees to which Escrow Agent may be put or which Escrow Agent may incur by reason of or in connection with such controversy or litigation, except to the extent it is finally determined that such controversy or litigation resulted from Escrow Agent's gross negligence or willful misconduct. If the indemnity amounts payable hereunder result from the fault of Buyer or Seller (or their respective agents), the party at fault shall pay, and hold the other party harmless against, such amounts.

         3. Conflicting Demands. If conflicting demands are made upon Escrow Agent or Escrow Agent is uncertain with respect to the escrow, the parties hereto expressly agree that Escrow Agent shall have the absolute right to do either or both of the following: (i) withhold and stop all proceedings in performance of this escrow and await settlement of the controversy by final appropriate legal proceedings or otherwise as it may require; or (ii) file suit for declaratory relief and/or interpleader and obtain an order from the court requiring the parties to interplead and litigate in such court their several claims and rights between themselves. Upon the filing of any such declaratory relief or interpleader suit and tender of the Earnest Money Deposit to the court, Escrow Agent shall thereupon be fully released and discharged from any and all obligations to further perform the duties or obligations imposed upon it. Buyer and Seller agree to respond promptly in writing to any request by Escrow Agent for clarification, consent or instructions. Any action proposed to be taken by Escrow Agent for which approval of Buyer and/or Seller is requested shall be considered approved if Escrow Agent does not receive written notice of disapproval within fourteen (14) days after a written request for approval is received by the party whose approval is being requested. Escrow Agent shall not be required to take any action for which approval of Buyer and/or Seller has been sought unless such approval has been received or deemed received. No disbursements shall be made, other than as provided in Sections and of Exhibit "A" to this Agreement, or to a court in an interpleader action, unless Escrow Agent shall have given written notice of the proposed disbursement to Buyer and Seller

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

and neither Buyer nor Seller shall have delivered any written objection to the disbursement within 14 days after receipt of Escrow Agent's notice. No notice by Buyer or Seller to Escrow Agent of disapproval of a proposed action shall affect the right of Escrow Agent to take any action as to which such approval is not required.

         4. Continuing Counsel. Seller acknowledges that Escrow Agent is counsel to Buyer herein and Seller agrees that in the event of a dispute hereunder or otherwise between Seller and Buyer, Escrow Agent may continue to represent Buyer notwithstanding that it is acting and will continue to act as Escrow Agent hereunder, it being acknowledged by all parties that Escrow Agent's duties hereunder are ministerial in nature.

         5. Tax Identification. Seller and Buyer shall provide to Escrow Agent appropriate Federal tax identification numbers.

                     ROGERS, TOWERS, BAILEY, JONES & GAY


                     By:
                     Its Authorized Agent

                    Date:

                   "ESCROW AGENT"

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

                                   EXHIBIT "A"
                                       TO
                             REINSTATEMENT AGREEMENT


         In consideration of the mutual agreements herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, Seller agrees to sell and Buyer agrees to purchase the Property (as hereinafter defined) on the following terms and conditions:

1.  DEFINITIONS

         As used in this Agreement, the following terms shall have the following meanings:

         1.1 Agreement means this instrument as it may be amended from time to time.

         1.2 Allocation Date means the close of business on the day immediately prior to the Closing Date.

         1.3 Audit Representation Letter means the form of Audit Representation Letter attached hereto as Exhibit .

         1.4      Buyer  means RRC Acquisitions Two, Inc.

         1.5 Closing means generally the execution and delivery of those documents and funds necessary to effect the sale of the Property by Seller to Buyer.

         1.6      Closing Date means the date on which the Closing occurs.

         1.7 Contracts means service contracts and similar agreements affecting the Shopping Center (excluding Leases) which are freely terminable by the owner of the Shopping Center upon not more than thirty (30) days' written notice.

         1.8 Day means a calendar day, whether or not the term is capitalized.

         1.9 Earnest Money Deposit means the deposits delivered by Buyer to Escrow Agent prior to the Closing under Sections and of this Agreement, together with the earnings thereon, if any.

         1.10 Environmental Claim means any investigation, notice, violation, demand, allegation, action, suit, injunction, judgment, order, consent decree, penalty, fine, lien, proceeding, or claim (whether administrative, judicial, or private in nature) arising (a) pursuant to, or in connection with, an actual or alleged violation of, any Environmental Law, (b) in connection with any Hazardous Material or actual or alleged Hazardous

Material Activity, (c) from any abatement, removal, remedial, corrective, or other response action in connection with a Hazardous Material, Environmental Law or other order of a governmental authority or (d) from any actual or alleged damage, injury, threat, or harm to health, safety, natural resources, or the environment.

         1.11 Environmental Assessments means the environmental assessment reports identified in Exhibit attached hereto.

         1.12 Environmental Escrow Agreement is the agreement attached hereto as Exhibit .

         1.13 Environmental Law means any current legal requirement in effect at the Closing Date pertaining to (a) the protection of health, safety, and the indoor or outdoor environment, (b) the conservation, management, protection or use of natural resources and wildlife, (c) the protection or use of source water and groundwater, (d) the management, manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, Release, threatened Release, abatement, removal, remediation or handling of, or exposure to, any Hazardous Material or (e) pollution (including any Release to air, land, surface water, and groundwater); and includes, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 USC ss.ss.9601 et seq., Solid Waste Disposal Act, as amended by the Resource Conservation Act of 1976 and Hazardous and Solid Waste Amendments of 1984, 42 USC ss.ss.6901 et seq., Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 USC ss.ss.1251 et seq., Clean Air Act of 1966, as amended, 42 USC ss.ss.7401 et seq., Toxic Substances Control Act of 1976, 15 USC ss.ss.2601 et seq., Hazardous Materials Transportation Act, 49 USC App. ss.ss.1801, Occupational Safety and Health Act of 1970, as amended, 29 USC ss.ss.651 et seq., Oil Pollution Act of 1990, 33 USC ss.ss.2701 et seq., Emergency Planning and Community Right-to-Know Act of 1986, 42 USC App. ss.ss.11001 et seq., National Environmental Policy Act of 1969, 42 USC ss.ss.4321 et seq., Safe Drinking Water Act of 1974, as amended by 42 USC ss.ss.300(f) et seq., and any similar, implementing or successor law, any amendment, rule, regulation, order or directive, issued thereunder.

         1.14 Escrow Agent means Rogers, Towers, Bailey, Jones & Gay, Attorneys, whose address is 1301 Riverplace Blvd., Suite 1500, Jacksonville, Florida 32207 (Fax 904/396-0663), or any successor Escrow Agent.

         1.15  Governmental  Approval  means  any  permit,  license,   variance,
certificate, consent, letter, clearance, closure, exemption, decision, action or approval of a governmental authority.

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        1.16  Hazardous  Material  means  any  asbestos,  petroleum,  petroleum product, drycleaning solvent or chemical, biological or medical waste, "sharps" or any other hazardous or toxic substance as defined in or regulated by any Environmental Law in effect at the pertinent date or dates.

         1.17 Hazardous Material Activity means any activity, event, or occurrence at or prior to the Closing Date involving a Hazardous Material, including, without limitation, the manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, Release, threatened Release, abatement, removal, remediation, handling or corrective or response action to any Hazardous Material.

         1.18 Improvements means any buildings, structures or other improvements situated on the Real Property.

         1.19 Inspection Period means the period of time which expires at midnight on the thirtieth (30th) day after the earlier of (i) November 1, 1998, or (ii) the date upon which the Remedial Action Plan is approved by the Florida Department of Environmental Protection. If such expiration date is a weekend or national holiday, the Inspection Period shall expire at midnight on the next immediately succeeding business day.

         1.20 Leases means all leases and other occupancy agreements permitting persons to lease or occupy all or a portion of the Property.

         1.21 Materials means all plans, drawings, specifications, soil test reports, environmental reports, market studies, surveys, and similar documentation, if any, owned by or in the possession of Seller with respect to the Property, Improvements and any proposed improvements to the Property, which Seller may lawfully transfer to Buyer except that, as to financial and other records, Materials shall include only photostatic copies.

         1.22 Permitted Exceptions means only the following interests, liens and encumbrances:

                (a) Liens for ad valorem taxes not payable on or before Closing;

                (b) Rights of tenants under Leases; and

                (c) Other matters determined by Buyer to be acceptable.

         1.23 Personal Property means all (a) sprinkler, plumbing, heating, air-conditioning, electric power or lighting, incinerating, ventilating and cooling systems, with each of their respective appurtenant furnaces, boilers, engines, motors, dynamos,

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

radiators, pipes, wiring and other apparatus, equipment and fixtures, elevators, partitions, fire prevention and extinguishing systems located in or on the Improvements, (b) all Materials, and (c) all other personal property used in connection with the Improvements, provided the same are now owned or are acquired by Seller prior to the Closing.

         1.24 Property means collectively the Real Property, the Improvements and the Personal Property.

         1.25 Prorated means the allocation of items of expense or income between Buyer and Seller based upon that percentage of the time period as to which such item of expense or income relates which has expired as of the date at which the proration is to be made.

         1.26 Purchase Price means the consideration agreed to be paid by Buyer to Seller for the purchase of the Property as set forth in Section (subject to adjustments as provided herein).

         1.27 Real Property means the lands more particularly described on Exhibit , together with all easements, licenses, privileges, rights of way and other appurtenances pertaining to or accruing to the benefit of such lands.

         1.28 Release means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing into the indoor or outdoor environment, including, without limitation, the abandonment or discarding of barrels, drums, containers, tanks, and other receptacles containing or previously containing any Hazardous Material at or prior to the Closing Date.

 1.29  Remedial  Action  Plan is the plan to be prepared at the cost and expense  of  Seller  (subject  to  reimbursement  as  provided  herein)  for the remediation of certain contamination of the Property described in the Environmental Assessments, said plan to be subject to review by and approval of Buyer.

 1.30 Rent Roll means the list of Leases attached hereto as Exhibit , identifying with particularity the space leased by each tenant, the term (including extension options), square footage and applicable rent, common area maintenance, tax and other reimbursements, security deposits and similar data.

 1.31 Seller means Beneva Shops Associates, Ltd., a Florida limited partnership.

 1.32 Seller Financial Statements means the unaudited balance sheets and statements of income, cash flows and changes in financial positions prepared by Seller for the Property, as of and for the two (2) calendar years next preceding the date of this

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

Agreement and all monthly reports of income, expense and cash flow prepared by Seller for the Property, which shall be consistent with past practice, for any period beginning after the latest of such calendar years, and ending prior to Closing.

         1.33 Shopping Center means the Shopping Center identified on the initial page hereof.

         1.34 Survey means the survey prepared by George F. Young, Inc., dated August 18, 1989, last revised and recertified on November 7, 1997, to be updated to a date not earlier than thirty (30) days prior to the Closing, and which is certified to Buyer, Seller, the Title Insurance company providing Title Insurance to Buyer, and Buyer's lender, and dated as of the date the Survey was made.

         1.35 Tenant Estoppel Letter means a letter or other certificate from a tenant certifying as to certain matters regarding such tenant's Lease, in substantially the same form as attached hereto as Exhibit , or in the case of national or regional "credit" tenants identified as such on the Rent Roll, the form customarily used by such tenant provided the information disclosed is acceptable to Buyer.

         1.36 Title Defect means any exception in the Title Insurance Commitment or any matter disclosed by the Survey, other than a Permitted Exception.

         1.37 Title Insurance means an ALTA Form B Owners Policy of Title Insurance for the full Purchase Price insuring marketable title in Buyer in fee simple, subject only to the Permitted Exceptions, issued by a title insurer acceptable to Buyer.

         1.38  Title  Insurance   Commitment  means  the  Commitment  for  Title
Insurance issued by Commonwealth Land Title Insurance Company, bearing an effective date of November 3, 1997, at 8:00 A.M., to be updated within the Inspection Period and "marked down" at Closing.

         1.39 Transaction Documents means this Agreement, the deed conveying the Property, the assignment of leases, the bill of sale conveying the Personal Property and all other documents required or appropriate in connection with the transactions contemplated hereby.

 2.  PURCHASE PRICE AND PAYMENT

      2.1   Purchase Price; Payment.

  (a) Purchase Price and Terms. The total Purchase Price for the Property (subject to adjustment as provided herein) shall be $11,422,781. The Purchase Price shall be payable in cash at Closing.

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                  (b)  Adjustments at Closing.  Notwithstanding  anything to the contrary contained in this Agreement or applicable law, the provisions of this Section shall survive the Closing. All income and obligations attributable to periods ending on or before the Allocation Date shall be allocated to Seller, and all income and obligations attributable to periods ending after the Allocation Date (including the Closing Date) shall be allocated to Buyer. Without limitation upon the foregoing the following items shall be adjusted or prorated between Seller and Buyer as set forth below:

             (1) The Closing year's real and tangible personal property taxes shall be prorated between Seller and Buyer as of the Allocation Date (if the amount of the current year's property taxes are not available, such taxes will be prorated based upon the prior year's assessment);

                           (2)    Except as provided in subparagraph  below, all
income and operating expenses of the Property, including, without limitation, public utility charges, maintenance, management, and other service charges, costs and expenses associated with leases entered into between the date of this Agreement and the Closing Date, and all other normal operating charges shall be prorated at the Closing effective as of the Allocation Date based upon the best available information.

                      (3) Seller will credit Buyer with any prepaid rents and reimbursements, or unforfeited security deposits with respect to the Leases, but only to the extent that the same were actually paid by tenants as reflected by Tenant Estoppel Letters, or if a Tenant Estoppel Letter is not received from a particular tenant, by the Lease. If the Seller's records disagree with those of a particular tenant, Seller and Buyer shall negotiate in good faith during the Inspection Period to resolve the disagreement.

                    (4) Any rents, percentage rents or tenant reimbursements payable by tenants after the Allocation Date but applicable to periods on or prior to the Allocation Date shall be remitted to Seller by Buyer within thirty
(30) days after receipt, less any expenses of the Property found to be attributable to pre-Allocation Date periods but discovered by Buyer after Closing. Buyer shall have no obligation to collect delinquencies, but should Buyer collect any delinquent rents or other sums which cover periods prior to the Allocation Date and for which Seller has received no proration or credit, Buyer shall remit same to Seller within thirty (30) days after receipt. Buyer will not interfere in Seller's efforts to collect sums due it prior to the Closing. Seller will remit to Buyer promptly after receipt any rents, percentage rents or tenant reimbursements received by Seller after Closing which are attributable to periods occurring after the Allocation Date. Receipts after Closing of either Buyer or Seller from tenants who do not designate the period to which they are to be applied shall be applied first to then current rents and reimbursements for such tenant(s), then to

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delinquent  rents  and  reimbursements   attributable  to  post-Allocation  Date
periods, and then to pre-Allocation Date periods.

                  (5) An escrow will be established with Escrow Agent pursuant to the Environmental Escrow Agreement, in the initial amount of $900,000 to accomplish the preparation of the Remedial Action Plan and removal of the Hazardous Materials which are the subject of the Environmental Assessments. The escrowed sum will be deposited with Escrow Agent by Seller from the proceeds of sale. If this transaction closes, the costs incurred by Seller in the preparation of the Remedial Action Plan, including without limitation additional testing, if any, shall be reimbursed from such escrow (but such preparation cost reimbursement not to exceed $25,000 in the aggregate), and the balance held and disbursed as provided in the Environmental Escrow Agreement.

         2.2 Earnest Money Deposit. An Earnest Money Deposit in the amount of $12,500 shall be delivered to Escrow Agent within three (3) days after the date of execution by the last of Buyer or Seller to execute and transmit a copy of this Agreement to the other. This Agreement may be terminated by Seller if the Earnest Money Deposit is not received by Escrow Agent by such deadline. The
Earnest Money Deposit paid by Buyer shall be deposited by Escrow Agent in an interest bearing account at First Union National Bank, and shall be held and disbursed by Escrow Agent as specifically provided in this Agreement. The Earnest Money Deposit shall be applied to the Purchase Price at the Closing.

    2.3  Closing Costs.

     (a)      Seller shall pay:

     (1) Documentary stamp and other transfer taxes imposed upon the transactions contemplated hereby;

     (2)      Cost of satisfying any liens on the Property;

     (3) Cost of title insurance and the costs, if any, of curing title defects and recording any curative title documents;

     (4) Cost of preparation of the Remedial Action Plan (subject to reimbursement as provided herein);

     (5) All broker's commissions, finders' fees and similar expenses incurred by either party in connection with the sale of the Property, subject however to Buyer's indemnity given in Section of this Agreement; and


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     (6) Seller's  attorneys' fees relating to the sale of
         the Property.

     (b) Buyer shall pay:

     (1) Cost of Buyer's due diligence inspection;

     (2) Cost of the Survey;

     (3) Cost of recording the deed; and

     (4) Buyer's attorneys' fees.

      3. INSPECTION PERIOD AND CLOSING

    3.1  Inspection Period.

                  (a) Buyer agrees that it will have the Inspection Period to physically inspect the Property, review the economic data, underwrite the tenants and review their Leases, and to otherwise conduct its due diligence review of the Property and all books, records and accounts of Seller related thereto. Buyer hereby agrees to indemnify and hold Seller harmless from any damages, liabilities or claims for property damage or personal injury arising out of such inspection and investigation by Buyer or its agents or independent contractors, such indemnification obligations to survive the termination, breach or Closing of this Agreement, as the case may be. Within the Inspection Period, Buyer may, in its sole discretion and for any reason or no reason, elect to go forward with this Agreement to closing, which election shall be made by notice to Seller given within the Inspection Period. If such notice is not timely given, this Agreement and all rights, duties and obligations of Buyer and Seller hereunder, except any which expressly survive termination, shall terminate and Escrow Agent shall forthwith return to Buyer the Earnest Money Deposit. If Buyer so elects to go forward, the Earnest Money Deposit shall be increased by an additional deposit of $87,500 (to be deposited with Escrow Agent no later than three (3) business days following the end of the Inspection Period), and shall not be refundable except upon the terms otherwise set forth herein.

                  (b) Seller will promptly furnish or make available to Buyer the documents enumerated on Exhibit attached hereto, to the extent such documents exist and are within Seller's possession or that of Seller's property manager. Subject to subparagraph (d) below, Buyer, through its officers, employees and other authorized representatives, shall have the right to reasonable access to the Property and all records of Seller related thereto, including without limitation all Leases and Seller Financial Statements, at reasonable times during the Inspection Period for the purpose of inspecting the Property, taking soil and ground water samples, conducting

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

Hazardous Materials inspections, reviewing the books and records of Seller concerning the Property and otherwise conducting its due diligence review of the Property. Seller shall cooperate with and assist Buyer in making such inspections and reviews. Seller shall give Buyer any authorizations which may be required by Buyer in order to gain access to records or other information pertaining to the Property or the use thereof maintained by any governmental or quasi-governmental authority or organization. Buyer, for itself and its agents, agrees not to enter into any contract with existing tenants without the written consent of Seller if such contract would be binding upon Seller should this transaction fail to close. Buyer shall have the right to have due diligence interviews and other discussions or negotiations with tenants, provided Buyer furnishes Seller reasonable notice of the time and place of any such interview or discussion and affords Seller an opportunity to be present.

                  (c) Buyer, through its officers or other authorized representatives, shall have the right to reasonable access to all Materials (other than privileged or confidential materials) for the purpose of reviewing and copying the same.

                  (d) Buyer shall not have the right, without first obtaining Seller's prior written consent, to pierce or penetrate the roof, walls, foundation, or structural component of any of the Improvements or paved areas. Buyer shall give Seller reasonable notice of all inspections and other activities of Buyer or its representatives, agents or contractors that will take place on the Property and afford Seller the opportunity to be present during all or any part of such inspections and other activities on the Property. All interior inspections shall be made only (x) with the prior consent of Seller,
(y) on business days and (z) during such hours that will not, in Seller's opinion, interfere with or disturb the quiet enjoyment of the Property by tenants. Any inspections of any space leased by a tenant shall be made only with advance notice to and consent of such tenant and with the opportunity having been given to Seller to be present. The costs and expenses of Buyer's investigations shall be borne solely by Buyer and Buyer shall deliver to Seller a copy of each such test, report and inspection conducted or obtained by Buyer with respect to the Property. Buyer shall immediately repair and restore any damage to the Property resulting from the performance of any of Buyer's activities on the Property. Buyer shall not have the right to perform or cause to be performed on the Property any investigation, inspection, testing, or on-site visitation unless and until Buyer delivers to Seller evidence that Buyer and all persons acting for and on behalf of Buyer in performing any investigation, inspection, testing and on-site work are covered by comprehensive general liability insurance, having Seller as a named insured and liability limits that are acceptable to Seller.

                  (e) Buyer agrees that all information pertaining to the Property that Buyer obtains from Seller or in connection with the performance of its rights under this Agreement shall be held in confidence and not disclosed to any persons other than Buyer's agents, attorneys and representatives. Buyer further agrees that, until the

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

Closing, neither the Buyer nor its agents will disclose the contents of such information or the terms of this Agreement except to financial institutions who may provide financing to Buyer for the Property. If this Agreement is terminated for any reason, Buyer shall promptly return to Seller all materials in Buyer's or any agent of Buyer's possession furnished by Seller, or resulting from testing performed by Buyer, relating to the Property and all such information and the terms of this Agreement shall continue to be held in confidence by Buyer and its agents. The provisions of this paragraph shall survive the termination of this Agreement.

         3.2 Hazardous Material. Seller has made available to Buyer the Environmental Assessments. Buyer and Seller will cooperate to cause the Remedial Action Plan to be prepared and approved as expeditiously as possible. Seller shall engage Dames & Moore, environmental consultants, to prepare a contamination assessment report and the Remedial Action Plan and secure their approval by the Florida Department of Environmental Protection. If the Remedial Action Plan is approved prior to the end of the Inspection Period, the adjustment to the Escrow Deposit contemplated by Section 5 of the Environmental Escrow Agreement shall be made such that the component of the Escrow Deposit attributable to the cost of the Remediation Work shall be based upon the Engineer's estimate of such cost. If the Remedial Action Plan has not been approved prior to the end of the Inspection Period, the initial escrow shall be $900,000, to be made at Closing. After Closing, the terms of the Environmental Escrow Agreement shall govern the determination and adjustment of the amount of the Escrow Deposit and the disbursement thereof.

         3.3 Time and Place of Closing. Unless otherwise agreed by the parties, the Closing shall take place at the offices of Escrow Agent at 10:00 A.M. on the date which is the fifteenth (15th) day following the expiration of the Inspection Period.

          4.  WARRANTIES, REPRESENTATIONS AND COVENANTS OF SELLER

         Seller warrants and represents as follows as of the date of this Agreement and as of the Closing and where indicated covenants and agrees as follows:

         4.1 Organization; Authority. Seller is duly organized and validly existing as a limited partnership, duly authorized to transact business in the state of its organization and the state in which the Shopping Center is located, and has full power and authority to enter into and perform this Agreement in accordance with its terms, and the persons executing this Agreement and other Transaction Documents have been duly authorized to do so on behalf of Seller. Seller is not a "foreign person" under Sections 1445 or 897 of the Internal Revenue Code nor is this transaction subject to any withholding under any state or federal law.

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

         4.2 Authorization; Validity. The execution and delivery of this Agreement by Seller and Seller's consummation of the transactions contemplated by this Agreement have been duly and validly authorized. This Agreement constitutes a legal, valid and binding agreement of Seller enforceable against it in accordance with its terms.

         4.3 Title. Seller will transfer to Buyer, and Buyer will acquire hereunder, good, marketable and insurable title to, and the entire right, title and interest in the Property, free and clear of all liens, encumbrances, liabilities, agreements, leases, judgments, claims, rights, easements, restrictions and other matters affecting title, except the Permitted Exceptions and the Leases. At Closing, the issuance of the Title Insurance and the deliver of the closing documents contemplated by Section shall terminate this representation and warranty, but shall not limit the representations and warranties, if any, contained in the closing documents.

         4.4 Commissions. Seller has neither dealt with nor does it have any knowledge of any broker or other party who has or may have any claim against Seller, Buyer or the Property for a brokerage commission or finder's fee or like payment arising out of or in connection with the transaction provided herein except for R.A. Beard Co. and Richard A. Beard, III, and Seller agrees to indemnify Buyer from any such claim arising by, through or under Seller.

         4.5 Sale Agreements. The Property is not subject to any outstanding agreement(s) of sale, option(s), or other right(s) of third parties to acquire any interest therein, except for Permitted Exceptions and this Agreement.

         4.6 Litigation. There is no litigation or proceeding pending, or to the best of Seller's knowledge, threatened against Seller relating to the Property.

         4.7 Leases. There are no Leases affecting the Property, oral or written, except as listed on the Rent Roll, and any Leases or modifications entered into between the date of this Agreement and the Closing Date with the consent of Buyer. Copies of the Leases, which have been delivered to Buyer or shall be delivered to Buyer within five (5) days from the date hereof, are, to the best knowledge of Seller, true, correct and complete copies thereof, subject to the matters set forth on the Rent Roll. Between the date hereof and the close of business on the date which is the fifth (5th) business day preceding the end of the Inspection Period, Seller may terminate or modify existing Leases or enter into new Leases without the consent of Buyer, provided Seller furnishes Buyer a copy of any proposed modification, termination or new Lease and consults with Buyer concerning same. Thereafter, Seller will not terminate or modify existing Leases or enter into any new Leases without the consent of Buyer. All of the Property's tenant leases are in good standing and to the best of Seller's knowledge no defaults exist thereunder except as noted on the Rent Roll. No rent or reimbursement has been paid more than one (1) month in advance and no security deposit has been paid, except as

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

stated on the Rent Roll. No tenants under the Leases are entitled to interest on any security deposits. No tenant under any Lease has or will be promised any inducement, concession or consideration by Seller other than as expressly stated in such Lease, and except as stated therein there are and will be no side agreements between Seller and any tenant.

         4.8 Financial Statements. Each of the Seller Financial Statements delivered or to be delivered to Buyer hereunder has or will have been prepared in accordance with the books and records of Seller and presents fairly in all material respects the financial condition, results of operations and cash flows for the Property as of and for the periods to which they relate. All are in conformity with generally accepted accounting principles applied on a consistent basis. There has been no material adverse change in the operations of the Property or its prospects since the date of the most recent Seller Financial Statements. Seller covenants to furnish promptly to Buyer copies of the Seller Financial Statements together with unaudited updated monthly reports of cash flow for interim periods beginning after December 31, 1997. Buyer and its independent certified accountants shall be given access to Seller's books and records at any time prior to and for six (6) months following Closing upon reasonable advance notice in order that they may verify the financial statements prior to Closing. Seller agrees to execute and deliver or to cause its property manager to execute and deliver to Buyer or its accountants the Audit Representation Letter should Buyer's accountants audit the records of the Shopping Center.

         4.9 Contracts. There are no contracts or agreements affecting the Property, oral or written, which will extend beyond the Closing Date other than the Contracts. All Contracts are in full force and effect in accordance with their respective terms, and all obligations of Seller under the Contracts required to be performed to date have been performed in all material respects; to Seller's knowledge, no party to any Contract has asserted any claim of default or offset against Seller with respect thereto and no event has occurred or failed to occur, which would in any way affect the validity or enforceability of any such Contract; and the copies of the Contracts delivered to Buyer prior to the date hereof are true, correct and complete copies thereof. Between the date hereof and the Closing, Seller covenants to fulfill all of its obligations under all Contracts, and covenants not to terminate or modify any such Contracts or enter into any new contractual obligations relating to the Property without the consent of Buyer (not to be unreasonably withheld) except such obligations as are freely terminable without penalty by Seller upon not more than thirty
(30) days' written notice.

         4.10 Maintenance and Operation of Property. From and after the date hereof and until the Closing, Seller covenants to keep and maintain and operate the Property substantially in the manner in which it is currently being maintained and operated and covenants not to cause or permit any waste of the Property nor undertake any action with respect to the operation thereof outside the ordinary course of business without

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

Buyer's prior written consent, which consent shall not be unreasonably withheld. In connection therewith, Seller covenants to make all necessary repairs and replacements until the Closing so that the Property shall be of substantially the same quality and condition at the time of Closing as on the date hereof. Seller covenants not to remove from the Improvements or the Real Property any article included in the Personal Property. Seller covenants to maintain such casualty and liability insurance on the Property as it is presently being maintained.

         4.11 Permits and Zoning. To the best knowledge of Seller, the Property is properly zoned for its present use, and there are no outstanding assessments, impact fees or other charges related to the Property.

         4.12 Rent Roll; Tenant Estoppel Letters. The Rent Roll is true and correct in all material respects. Seller agrees to use reasonable efforts to obtain Tenant Estoppel Letters dated within thirty (30) days of Closing from all Tenants under Leases, which Tenant Estoppel Letters shall confirm the matters reflected by the Rent Roll as to the particular tenant.

         4.13 Condemnation. Neither the whole nor any portion of the Property, including access thereto or any easement benefitting the Property, is subject to temporary requisition of use by any governmental authority or has been condemned, or taken in any proceeding similar to a condemnation proceeding, nor is there now pending any condemnation, expropriation, requisition or similar proceeding against the Property or any portion thereof. Seller has received no notice nor has any knowledge that any such proceeding is contemplated.

         4.14 Governmental Matters. Seller has not entered into any commitments or agreements with any governmental authorities or agencies affecting the Property that have not been disclosed in writing to Buyer and Seller has received no notices from any such governmental authorities or agencies of uncured violations at the Property of building, fire, air pollution or zoning codes, rules, ordinances or regulations, environmental and hazardous substances laws, or other rules, ordinances or regulations relating to the Property. Seller shall be responsible for the remittance of all sales tax for periods occurring prior to the Allocation Date directly to the appropriate state department of revenue.

         4.15 Repairs. Seller has received no notice of any requirements or recommendations by any lender, insurance companies, or governmental body or agencies requiring or recommending any repairs or work to be done on the Property which have not already been completed.

         4.16 Consents and Approvals. Seller has obtained all consents and permissions necessary to carry out and perform its obligations under this Agreement.

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

         4.17 Environmental Matters. Seller represents and warrants as of the date hereof and as of the Closing that Seller has not, and to Seller's knowledge except for the matters reflected in the Environmental Assessments, no other person has, caused any Release, threatened Release, or disposal of any Hazardous Material at the Property in any material quantity.

         4.18 Disclaimer of Certain Warranties. NOTHING IN THIS ARTICLE 4, NOR ANY OTHER PROVISION OF THIS AGREEMENT, IS INTENDED OR SHALL BE CONSTRUED TO CONSTITUTE A REPRESENTATION OR WARRANTY BY SELLER WITH RESPECT TO (I) THE FAIR MARKET VALUE OF THE PROPERTY, OR (II) THE ACCURACY OF ANY PROJECTIONS OR ESTIMATES OF FUTURE INCOME OR EXPENSES FROM THE OPERATION OF THE PROPERTY.

         4.19 Disclaimer of Additional Warranties. BUYER ACKNOWLEDGES THAT THE CONVEYANCE OF THE PROPERTY IS SPECIFICALLY MADE "AS-IS" AND "WHERE-IS", WITHOUT ANY REPRESENTATIONS OR WARRANTIES EXPRESS OR IMPLIED (EXCEPT FOR ANY EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS AGREEMENT AND THE EXHIBITS ATTACHED HERETO AND THE CLOSING DOCUMENTS), INCLUDING, WITHOUT LIMITATION, IMPLIED WARRANTIES OF FITNESS FOR ANY PARTICULAR PURPOSE OR MERCHANTABILITY OR ANY OTHER WARRANTIES WHATSOEVER CONTAINED IN OR CREATED BY THE UNIFORM COMMERCIAL CODE OR OTHERWISE.

         BUYER ACKNOWLEDGES THAT, EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT AND THE EXHIBITS ATTACHED HERETO AND IN THE CLOSING DOCUMENTS, NEITHER SELLER
NOR ANY OF ITS AGENTS HAVE MADE, AND SPECIFICALLY NEGATE AND DISCLAIM, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, OF, AS TO, CONCERNING, OR WITH RESPECT TO, (i) THE VALUE, NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY, (ii) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES THAT MAY BE CONDUCTED THEREON, (iii) THE COMPLIANCE OF OR BY THE PROPERTY WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY, (iv) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY, OR (v) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY. BUYER SHALL RELY SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTY WITH REGARD TO ENVIRONMENTAL MATTERS, THE ASSESSMENT REPORTS, THE REMEDIAL ACTION PLAN TO BE PREPARED BY DAMES & MOORE, AND THE CLOSING DOCUMENTS, INCLUDING WITHOUT LIMITATION THE ENVIRONMENTAL ESCROW AGREEMENT.

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

         4.20 No Untrue Statement. To the best knowledge of Seller, neither this Agreement nor any exhibit nor any written statement or Transaction Document furnished or to be furnished by Seller to Buyer in connection with the transactions contemplated by this Agreement contains or will contain any untrue statement of material fact or omits or will omit any material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

     5.  WARRANTIES, REPRESENTATIONS AND COVENANTS OF BUYER

         Buyer hereby warrants and represents as of the date of this Agreement and as of the Closing and where indicated covenants and agrees as follows:

         5.1 Organization; Authority. Buyer is a corporation duly organized, validly existing and in good standing under laws of Florida and has full power and authority to enter into and perform this Agreement in accordance with its terms, and the persons executing this Agreement and other Transaction Documents on behalf of Buyer have been duly authorized to do so.

         5.2 Authorization; Validity. The execution, delivery and performance of this Agreement and the other Transaction Documents have been duly and validly authorized by the Board of Directors of Buyer. This Agreement has been duly and validly executed and delivered by Buyer and (assuming the valid execution and delivery of this Agreement by Seller) constitutes a legal, valid and binding agreement of Buyer enforceable against it in accordance with its terms.

         5.3 Commissions. Buyer has neither dealt with nor does it have any knowledge of any broker or other party who has or may have any claim against Buyer or Seller for a brokerage commission or finder's fee or like payment arising out of or in connection with the transaction provided herein except R.A. Beard Co. and Richard A. Beard, III, whose commission shall be paid by Seller; and Buyer agrees to indemnify Seller from any other such claim arising by, through or under Buyer.

         5.4 Independent Representation. Each party is represented by legal counsel of its own selection in connection with the negotiation and execution of this Agreement and the closing of the acquisition of the Property and such legal counsel is not and has not been directly or indirectly identified, suggested or selected by the other party. With respect to this Agreement, neither party is in a significant disparate bargaining position.

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

6.  POSSESSION; RISK OF LOSS

         6.1 Possession. Possession of the Property will be transferred to Buyer at the conclusion of the Closing.

         6.2 Risk of Loss. All risk of loss to the Property shall remain upon Seller until the conclusion of the Closing. If, before the possession of the Property has been transferred to Buyer, any material portion of the Property is damaged by fire or other casualty and will not be restored by the Closing Date or if any material portion of the Property is taken by eminent domain or there is a material obstruction of access to the Improvements by virtue of a taking by eminent domain, Seller shall, within ten (10) days of such damage or taking, notify Buyer thereof and Buyer shall have the option to:

                  (a) terminate this Agreement upon notice to Seller given within ten (10) business days after such notice from Seller, in which case Buyer shall receive a return of its Earnest Money Deposit; or

                  (b) proceed with the purchase of the Property, in which event Seller shall assign to Buyer all Seller's right, title and interest in all amounts due or collected by Seller under the insurance policies or as condemnation awards. In such event, the Purchase Price shall be reduced by the amount of any insurance deductible to the extent it reduced the insurance proceeds payable.

   7.  TITLE MATTERS

         7.1      Title.

                  (a) Title Insurance and Survey.  Seller has provided or caused to be provided to Buyer the Title Insurance Commitment and the Survey (each of which are to be updated), and Buyer hereby acknowledges receipt of the same. Buyer has made comments concerning a previously issued title insurance commitment (but not the Survey), by letter dated October 27, 1997, which comments were not resolved by the Title Insurance Commitment, and such comments are hereby renewed. Buyer will have through the last day of the Inspection Period to notify Seller in writing of any additional objections, encroachments or other matters not acceptable to Buyer. Any unresolved objection on which Buyer commented in its October 27, 1997, letter, or which Buyer hereafter raises during the Inspection Period shall be deemed an objection. Seller shall notify Buyer in writing within five (5) days of Buyer's notice if Seller intends to cure any Title Defect or other objection. If Seller elects to cure, Seller shall use diligent efforts to cure the Title Defects and/or objections by the Closing Date (as it may be extended). If Seller elects not to cure or if such Title Defects and/or objections are not cured, Buyer shall have the right, in lieu of any other remedies, to: (i) refuse to purchase the Property, terminate this Agreement and receive a return of the Earnest Money Deposit;

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

or (ii) waive such Title Defects and/or objections and close the purchase of the Property subject to them.

                  (b) Miscellaneous Title Matters. If a search of the title discloses judgments, bankruptcies or other returns against other persons having names the same as or similar to that of Seller, Seller shall on request deliver to Buyer an affidavit stating, if true, that such judgments, bankruptcies or the returns are not against Seller. Seller further agrees to execute and deliver to the Title Insurance agent at Closing such documentation, if any, as the Title Insurance underwriter shall reasonably require to evidence that the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and that there are no mechanics' liens on the Property or parties in possession of the Property other than tenants under Leases and Seller.

  8.  CONDITIONS PRECEDENT

         8.1 Conditions Precedent to Buyer's Obligations. The obligations of Buyer under this Agreement are subject to satisfaction or waiver by Buyer of each of the following conditions or requirements on or before the Closing Date:

                  (a)  Seller's  warranties  and   representations   under  this
Agreement shall be true and correct as of the Closing Date, and Seller shall not be in default hereunder.

                  (b) All obligations of Seller contained in this Agreement, shall have been fully performed in all material respects and Seller shall not be in default under any covenant, restriction, right-of-way or easement affecting the Property.

                  (c) None of the following tenants leasing space in the Shopping Center shall have become a Bankrupt Tenant:

            Publix                          Walgreens
            Ross Dress for Less             Shaner's, Inc.
                                            Mae's Fabrics

For purposes of this Agreement, the term "Bankrupt Tenant" shall mean any tenant
(a) that (i) makes a general assignment for the benefit of creditors; (ii) files a voluntary bankruptcy petition; (iii) becomes the subject of an order for relief or is declared insolvent in any federal or state bankruptcy or insolvency proceedings; (iv) files a petition or answer seeking for the tenant a reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any law; (v) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the tenant in a proceeding of the type described in subclauses (i) through (iv) of this clause (a); or (vi) seeks, consents to or acquiesces in the appointment of

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

a trustee, receiver, or liquidator of the tenant or of all or any substantial part of the tenant's properties; or (b) against which a proceeding seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any law has been commenced and one hundred twenty (120) days have expired without dismissal thereof or with respect to which, without the tenant's consent or acquiescence, a trustee, receiver or liquidator of the tenant or of all or any substantial part of the tenant's properties has been appointed and ninety (90) days have expired without the appointment having been vacated or stayed, or ninety (90) days have expired after the date of expiration of a stay, if the appointment has not previously been vacated.

                  (d) A Title Insurance Commitment in the full amount of the Purchase Price shall have been issued and "marked down" through Closing, subject only to Permitted Exceptions.

                  (e) The physical and environmental condition of the Property shall be unchanged from the date of this Agreement, ordinary wear and tear excepted and except for any activities conducted in the preparation or implementation of the Remedial Action Plan.

                  (f) Seller shall have delivered to Buyer the following in form reasonably satisfactory to Buyer:

     (1) A special warranty deed in proper form for recording, duly executed and acknowledged so as to convey to Buyer the fee simple title to the Property, subject only to the Permitted Exceptions;

     (2) Originals, if available, or if not, true copies of the Leases and of the contracts, agreements, permits and licenses, and such Materials as may be in the possession or control of Seller;

     (3) A blanket assignment (the "Assignment") to Buyer of all Leases and the Contracts, together with such permits and licenses (to the extent assignable) as may affect the Property, including an indemnity against breach of such instruments by Seller prior to the Closing Date, which indemnity shall be reciprocated by Buyer for breaches occurring from and after the Closing Date;

     (4) A  bill  of  sale  with  respect  to  the  Personal
         Property and Materials;

     (5) Notices of sale to tenants of the Shopping Center in form mutually agreeable to Seller and Buyer, duly executed by Seller;

     (6) A current rent roll for all Leases in effect showing no changes from the rent roll attached to this Agreement other than those set forth in the Leases or approved in writing by Buyer;

     (7) All Tenant Estoppel Letters obtained by Seller, which must include Publix, Walgreens, Ross Dress for Less, Shaner's, Inc., Mae's Fabrics and eighty percent (80%) of the other tenants who have signed leases for any portion of the Property, without any material exceptions, covenants or changes to the form approved by Buyer and distributed to the tenants by Seller, the substance of which Tenant Estoppel Letters must confirm the Rent Roll;

     (8) A general assignment of all assignable existing warranties relating to the Property;

     (9) A mechanics lien  and   possessory   affidavit, non-foreign affidavit,
         non-tax withholding certificates and such other documents as may reasonably be required by Buyer or its counsel in order to effectuate the provisions of this Agreement and the transactions contemplated herein;

    (10) The originals or copies of any real and tangible personal property tax bills for the Property for the tax year of Closing and the previous year, and, if requested, the originals or copies of any current water, sewer and utility bills which are in Seller's custody or control;

    (11) Certificates of Seller and its constituent entities as may be reasonably required by the title insurance company which affect the authorization of the transactions described herein;

    (12) All keys and other means of access to the Improvements in the possession of Seller or its agents;

    (13) The Environmental Escrow Agreement, executed by Seller;

    (14) Materials; and

    (15) Such other documents as Buyer may reasonably request to effect the transactions contemplated by this Agreement.

                  In the event that all of the foregoing provisions of this Section are not satisfied and Buyer elects in writing to terminate this Agreement, then the Earnest

Money Deposit shall be promptly delivered to Buyer by Escrow Agent and, upon the making of such delivery, neither party shall have any further claim against the other by reasons of this Agreement, except as provided in Article .

         8.2 Conditions Precedent to Seller's Obligations. The obligations of Seller under this Agreement are subject to satisfaction or waiver by Seller of each of the following conditions or requirements on or before the Closing date:

                  (a)  Buyer's   warranties  and   representations   under  this
Agreement shall be true and correct as of the Closing Date, and Buyer shall not be in default hereunder.

                  (b) All of the obligations of Buyer contained in this Agreement shall have been fully performed by or on the date of Closing in compliance with the terms and provisions of this Agreement.

                  (c) Buyer shall have delivered to Seller at or prior to the Closing the following, which shall be reasonably satisfactory to Seller:

         (1) Delivery and/or payment of the balance of the Purchase Price in accordance with Section at Closing;

         (2) Notices of sale to tenants of the Shopping Center in form mutually agreeable to Seller and Buyer, duly executed by Buyer;

         (3)      The Environmental Escrow Agreement, executed by Buyer.

         (4) An original counterpart of the Assignment, executed by Buyer; and

         (5) Such other documents as Seller may reasonably request to effect the transactions contemplated by this Agreement.

                  In the event that all conditions precedent to Buyer's obligation to purchase shall have been satisfied but the foregoing provisions of this Section have not, and Seller elects in writing to terminate this Agreement, then the Earnest Money Deposit shall be promptly delivered to Seller by Escrow Agent and, upon the making of such delivery, neither party shall have any further claim against the other by reasons of this Agreement, except as provided in Article .

    9.  PRE-CLOSING BREACH; REMEDIES

         9.1 Breach by Seller. In the event of a breach of Seller's covenants or warranties herein and failure by Seller to cure such breach within the time provided for Closing, Buyer may, at Buyer's election (i) terminate this Agreement and receive a return of the Earnest Money Deposit, and the parties shall have no further rights or obligations under this Agreement (except as survive termination); (ii) enforce this Agreement by suit for specific performance; or (iii) waive such breach and close the purchase contemplated hereby, notwithstanding such breach.

         9.2 Breach by Buyer. In the event of a breach of Buyer's covenants or warranties herein and failure of Buyer to cure such breach within the time provided for Closing, Seller's sole remedy shall be to terminate this Agreement and retain Buyer's Earnest Money Deposit as agreed liquidated damages for such breach, and upon payment in full to Seller of such amounts, the parties shall have no further rights, claims, liabilities or obligations under this Agreement (except as survive termination). The limitation on Seller's remedies contained in this Section does not apply to (i) defaults or breaches by Buyer in respect of any obligation or agreement contained herein (or in any other document or agreement executed in connection with the Closing) that survives Closing, or
(ii) any action taken by Buyer to interfere with the delivery of the Earnest Money Deposit to Seller if Seller is entitled to the delivery of the Earnest Money Deposit under this Agreement.

    10.  INTENTIONALLY OMITTED

    11.  MISCELLANEOUS

         11.1 Disclosure. Neither party shall disclose the transactions contemplated by this Agreement without the prior approval of the other, except to its attorneys, accountants and other consultants, their lenders and prospective lenders, or where disclosure is required by law.

         11.2 Radon Gas. Radon is a naturally occurring radioactive gas which, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon which exceed federal and state guidelines have been found in buildings in the state in which the Property is located. Additional information regarding radon and radon testing may be obtained from the county public health unit.

         11.3 Entire Agreement. This Agreement, together with the exhibits attached hereto, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may not be modified, amended or otherwise changed in any manner except by a writing executed by Buyer and Seller.

         11.4 Notices. All written notices and demands of any kind which either party may be required or may desire to serve upon the other party in connection with this Agreement shall be served by personal delivery, certified or overnight mail, reputable overnight courier service or facsimile (followed promptly by hard copy) at the addresses set forth below:

                  As to Seller:          Beneva Shops Associates, Ltd.
                                         c/o Sarofim Realty Advisors Co.
                                         Attention:  Jeff C. Spelman
                                         8201 Preston Road, Suite 300
                                         Dallas, Texas  75225
                                         Facsimile: (214) 692-4222

                                         Beneva Shops Associates, Ltd.
                                         c/o R. A. Beard Co.
                                         Attention:  Richard A. Beard, III
                                         100 North Tampa Street, Suite 3175
                                         Tampa, Florida  33602
                                         Facsimile: (813) 221-7296

                                         Beneva Shops Associates, Ltd.
                                         c/o Mr. William R. Cooper
                                         10000 N. Central Expressway, Suite 1150
                                         Dallas, Texas 75231
                                         Facsimile: (214) 360-1844

                  With copies to:        Donohoe, Jameson & Carroll, P.C.
                                         Attention:  Rebecca Hurley, Esq.
                                         3400 Renaissance Tower
                                         1201 Elm Street
                                         Dallas, Texas  75270
                                         Facsimile: (214) 744-0231

                                         Stutzman & Bromberg, P.C.
                                         Attention:  Myron D. Stutzman, Esq.
                                         2323 Bryan Street, Suite 2200
                                         Dallas, Texas 75201
                                         Facsimile: (214) 969-4999

                  As to Buyer:           RRC Acquisitions Two, Inc.
                                         Attention:  Robert L. Miller
                                         Suite 200, 121 W. Forsyth St.
                                         Jacksonville, Florida 32202
                                         Facsimile: (904) 354-1832

                  With a copy to:         Rogers, Towers, Bailey, Jones & Gay
                                          Attention:  William E. Scheu, Esq.
                                          1301 Riverplace Blvd., Suite 1500
                                          Jacksonville, Florida 32207
                                           Facsimile: (904) 396-0663

Any notice or demand so served shall constitute proper notice hereunder upon delivery to the United States Postal Service or to such overnight courier. A party may change its notice address by notice given in the aforesaid manner.

         11.5 Headings. The titles and headings of the various sections hereof are intended solely for means of reference and are not intended for any purpose whatsoever to modify, explain or place any construction on any of the provisions of this Agreement.

         11.6 Validity. If any of the provisions of this Agreement or the application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement by the application of such provision or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable shall not be affected thereby, and every provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

         11.7 Attorneys' Fees. In the event of any litigation between the parties hereto to enforce any of the provisions of this Agreement or any right of either party hereto, the unsuccessful party to such litigation agrees to pay to the successful party all costs and expenses, including reasonable attorneys' fees, whether or not incurred in trial or on appeal, incurred therein by the successful party, all of which may be included in and as a part of the judgment rendered in such litigation. Any indemnity provisions herein shall include indemnification for reasonable attorneys' fees and costs, whether or not suit be brought and including fees and costs on appeal.

         11.8     Time of Essence.  Time is of the essence of this Agreement.

         11.9 Governing Law. This Agreement shall be governed by the laws of the state in which the Property is located, and the parties hereto agree that any litigation between the parties hereto relating to this Agreement shall take place (unless otherwise required by law) in a court located in the county in which Escrow Agent's principal place of business is located. Each party waives its right to jurisdiction or venue in any other location.

         11.10 Successors and Assigns. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No third parties, including any brokers or creditors, shall be beneficiaries hereof.

         11.11 Exhibits. All exhibits attached hereto are incorporated herein by reference to the same extent as though such exhibits were included in the body of this Agreement verbatim.

         11.12 Gender; Plural; Singular; Terms. A reference in this Agreement to any gender, masculine, feminine or neuter, shall be deemed a reference to the other, and the singular shall be deemed to include the plural and vice versa, unless the context otherwise requires. The terms "herein," "hereof," "hereunder," and other words of a similar nature mean and refer to this Agreement as a whole and not merely to the specified section or clause in which the respective word appears unless expressly so stated.

         11.13 Further Instruments, Etc. Seller and Buyer shall, at or after Closing, execute any and all documents and perform any and all acts reasonably necessary to fully implement this Agreement.

         11.14 Survival. The obligations of Seller and Buyer intended to be performed after the Closing shall survive the closing.

         11.15 No Recording. Neither this Agreement nor any notice, memorandum or other notice or document relating hereto shall be recorded.

                                     EXHIBIT

                           Audit Representation Letter


                           --------------------------
                          (Acquisition Completion Date)


KPMG Peat Marwick LLP
Suite 2700
One Independent Drive
Jacksonville, Florida  32202

Dear Sirs:

         We are providing this letter in connection with your audit of the Statement of Revenues and Certain Expenses for the twelve months ended ________________, for the purpose of expressing an opinion as to whether the financial statement presents fairly, in all material respects, the results of its operations of __________________ in conformity with generally accepted accounting principles.

         Certain representations in this letter are described as being limited to matters that are material. Items are considered material, regardless of size, if they involve an omission or misstatement of accounting information that, in the light of surrounding circumstances, makes it probable that the judgment of a reasonable person relying on the information would be changed or influenced by the omission or misstatement.

         We confirm, to the best of our knowledge and belief, the following representations made to you during your audit:

         1. The financial statement referred to above is fairly presented in conformity with generally accepted accounting principles.

         2.       We have made available to you:

                  a.       All financial records and related data.

                  b. All agreements or amendments to agreements which would have a material impact on the Statement of Revenues and Certain Expenses.

         3.       There have been no:

                  a. Instances of fraud involving management or employees who have significant roles in internal control.

                  b. Instances of fraud involving others that could have a material effect on the Statement of Revenue and Certain Expenses.

                  c. Violations or possible violations of laws or regulations, the effects of which should be considered for disclosure in the Statement of Revenue and Certain Expenses or as a basis for recording a loss contingency.

         4.       There are no:

                  a. Unasserted claims or assessments that our lawyers have advised us are probable of assertion and must be disclosed in accordance with Statement of Financial Accounting Standards No. 5 Accounting for Contingencies (SFAS No. 5).

                  b. Material gain or loss contingencies (including oral and written guarantees) that are required to be accrued or disclosed by SFAS No. 5.

                  c. Material transactions that have not been properly recorded in the accounting records underlying the Statement of Revenues and Certain Expenses.

                  d. Events that have occurred subsequent to ______________ and through the date of this letter that would require adjustment to or disclosure in the Statement of Revenues and Certain Expenses.

         5. The Company has complied with all aspects of contractual agreements that would have a material effect on the Statement of Revenues and Certain Expenses in the event of noncompliance.

         6. All related party transactions have been properly recorded or disclosed in the Statement of Revenues and Certain Expenses.

         Further,   we  acknowledge   that  we  are  responsible  for  the  fair
presentation of the Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles.

                                     Very truly yours,

                                     "Seller/Manager"


                                      Name
                                      Title

                                     EXHIBIT

                        Environmental Assessment Reports



1. Phase II Soil and Groundwater Sampling; Malcolm-Pirnie, Inc. (MPI), September, 1996

2.       Site Screening Report; HSA Environmental, Inc., September, 1996

3.       Additional Phase II Assessment Report, LFR, April, 1997

4.       Revised Site Screening Report; LFR, June, 1997

5.       Source Area Delineation Report; LFR, July, 1997

6. Phase II Environmental Property Assessment for Beneva Place Apartments; Nutting Environmental of Florida, Inc., November, 1997

7. Pilot Test Results - Vacuum-Enhanced Recovery for Interim Remediation of Tetrachloroethene; LFR, December, 1997

8.       Deep Well Installation and Sampling Report (Draft); LFR, February, 1998

9.       Contamination Assessment Report; LFR, June, 1998

10.      Additional Phase II Assessment Report; LFR, April, 1997

11.      Contamination Assessment Report; LFR, June 1, 1998

                                     EXHIBIT

                         Environmental Escrow Agreement

                                     EXHIBIT

                       Legal Description of Real Property

                                     EXHIBIT

                                    Rent Roll

                                     EXHIBIT

                             Form of Estoppel Letter



                                            _____________________, 199_




RRC Acquisitions Two, Inc.
Regency Centers, L.P.
121 W. Forsyth St., Suite 200
Jacksonville, Florida  32202

         RE:      ___________________________ (Name of Shopping Center)

Ladies and Gentlemen:

         The undersigned (Tenant) has been advised you may purchase the above Shopping Center, and we hereby confirm to you that:

1. The undersigned is the Tenant of ___________________________, Landlord, in the above Shopping Center, and is currently in possession and paying rent on premises known as Store No. _______________ [or Address:
   ________________________________________________________________], and
   containing approximately _____________ square feet, under the terms of the lease dated ______________________, which has (not) been amended by amendment dated ________________________ (the "Lease"). There are no other written or oral agreements between Tenant and Landlord. Tenant neither expects nor has been promised any inducement, concession or consideration for entering into the Lease except as stated therein, and there are no side agreements or understandings between Landlord and Tenant.

2. The term of the Lease commenced on ____________________, expiring on ___________________, with options to extend of ________________ (____) years each.

3. As   of   ____________________,    monthly   minimum   rental   is
   $_______________ a month.

4. Tenant is required to pay its pro rata share of Common Area Expenses and its pro rata share of the Center's real property taxes and insurance cost. Current additional monthly payments for expense reimbursement total $____________ per month for common area maintenance, property insurance and real estate taxes.

5. Tenant has given [no security deposit] [a security deposit of $______________].

6. No payments by Tenant under the Lease have been made for more than one (1) month in advance, and minimum rents and other charges under the Lease are current.

7. All matters of an inducement nature and all obligations Landlord under the Lease concerning the construction of the Tenant's premises and development of the Shopping Center, including without limitation, parking requirements, have been performed by Landlord.

8. The Lease contains no first right of refusal, option to expand, option to terminate, or exclusive business rights, except as follows:

9. Tenant knows of no default by either Landlord or Tenant under the Lease, and knows of no situations which, with notice or the passage of time, or both, would constitute a default. Tenant has no rights to off-set or defense against Landlord as of the date hereof.

10. The undersigned has not entered into any sublease, assignment or any other agreement transferring any of its interest in the Lease or the Premises except as follows:

11. Tenant has not generated, used, stored, spilled, disposed of, or released any hazardous substances at, on or in the Premises. "Hazardous Substances" means any flammable, explosive, toxic, carcinogenic, mutagenic, or corrosive substance or waste, including volatile petroleum products and derivatives and drycleaning solvents. To the best of Tenant's knowledge, no asbestos or polychlorinated biphenyl ("PCB") is located at, on or in the Premises. The term "Hazardous Substances" does not include those materials which are technically within the definition set forth above but which are contained in pre-packaged office supplies, cleaning materials or personal grooming items or other items which are sold for consumer or commercial use and typically used in other similar buildings or space.

The undersigned makes this statement for your benefit and protection with the understanding that you intend to rely upon this statement in connection with your intended purchase of the above described Premises from Landlord. The undersigned agrees that it will, upon receipt of written notice from Landlord, commence to pay all rents to you or to any Agent acting on your behalf.

                      Very truly yours,

                      -------------------------------------------
                      ____________________________________(Tenant)

Mailing Address:
____________________________        By:________________________________________
                                    Its:_________________________________
----------------------------

                                     EXHIBIT

                              DOCUMENT REQUEST LIST

Items To Be Provided By Seller (to the extent they are in existence and in Seller's possession or in the possession of Seller's property manager):

         1)       Property Specifications (Zoning)
         2)       As Built Plans & Specs (arch. and engineering)
         3)       Site Plan (including suite numbers)
         4)       Legal Description
         5)       Parking Information - Space count
         6)       Copy of All Leases (and amendments) & Lease Briefs
         7)       Certificates of Occupancy - All current tenants
         8)       Schedule of Security Deposits
         9) Most recent Rent Roll (with suite #'s, rent escalations, and option period info)
         10)      Sales  Reports  (most  recent 3 Years) for  tenants  reporting
         11)      Current  Rent  Billings  (by  category,  base,  CAM,  etc.)
         12)      Current Delinquency Report (with explanations for balances >
                  $1,000)
         13) Tenant Activity Register for all Current Tenants (billings & payments)
         14)      Tenant Estoppels
         15)      Property  Operating  Results - Most recent 3 Years
         16)      Property  Capital  Expenditures  - Most recent 3 Years
         17)      Audited Financial  Statements - 3 Years
         18)      Real Estate and other tax bills - 3 Years
         19)      Year to Date  Financials  & YTD  detail  general  Ledger
         20)      Existing Service Agreements and Warranties
         21)      Three years loss history - reported claims
         22)      Most Recent Year Expense Recovery Reconciliation
         23)      Breakdown of CAM Pools
         24)      Proof Sales Tax Payments are Current
         25)      Seller's Budget for  up-coming/current  year
         26)      Utility Bills for last 12  mths/deposits
         27)      Personal  Property  Inventory
         28)      Existing Title Insurance Policy
         29) Available Inspection Reports (environmental, roof, structural, etc.)
         30) Summary of Tenant Contacts (with address and telephone numbers) With local (incld store#) & national addresses
         31)      Survey
         32)      Tax plat map